                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 AMENDMENT NO. 2
                                TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

         0-8508                                          41-0641789
(Commission File Number)                               (IRS Employer
                                                     Identification No.)

                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                              EXPANATORY STATEMENT

This Form 8-K/A amends our Form 8-K/A filed September 7, 2005. We have restated our previously attached proforma Exhibits 99.2, 99.4 and 99.5 which included the unaudited proforma combined statements of operations for the year ended March 31, 2005 and for the three months ended June 30, 2005, the unaudited balance sheets of C Square Educational Enterprises ("C Square") at March 31, 2005 and June 30, 2005 and the statement of operations and of cash flows of C Square for the three months ended June 30, 2005. In particular, management determined that textbook expenses and related tax impact of the C Square should be adjusted to reflect proper matching of revenue and expense for those effected periods. In addition, management fees paid to Minnesota School of Business, a related party, have been reclassified from other expense to operating expenses. The adjustment resulting from the restatement increased the net loss for the three months ended June 30, 2005 by $57,800 and decreased the net loss for the year ended March 31, 2005 by $57,800. The audited balance sheet as of May 31, 2005 and the unaudited proforma combined balance sheet and unaudited C Square balance sheet at June 30, 2005 are unchanged.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 1, 2005, Broadview Media, Inc., (the "Company") entered into a Stock Exchange Agreement (the "Exchange Agreement") among the Company, C Square Educational Enterprises ("C Square"), which is a Utah corporation doing business as Utah Career College, a for-profit post-secondary institution, in West Jordan, Utah, Terry L. Myhre ("Myhre"), Roger C. Kuhl ("Kuhl") and two trusts established by Norman H. Winer (the "Winer Trusts"). Messrs. Myhre and Kuhl and the Winer Trusts (collectively, the "Sellers") were the owners of 100% of the issued and outstanding common stock of C Square. Pursuant to the Exchange Agreement on July 1, 2005, Sellers transferred all of their shares of C Square common stock to the Company in exchange for five million shares of the Company's common stock. Mr. Myhre is a major stockholder, a director, Chairman and Chief Executive Officer of the Company, and he also was the majority shareholder, and a director and officer of C Square.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      The Company's acquisition of C Square Educational Enterprises ("C Square") was completed on July 1, 2005. The consideration, consisting of five million unregistered shares of the Company's common stock, issued by the Company in such acquisition was the result of negotiations between the Sellers and the audit committee of the Company's board of directors. The information provided in Item
1.01 is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      The information provided in Items 1.01 and 2.01 is incorporated herein by reference. The Company relied on Section 4(2) of the Securities Act of 1933 for exemption from securities registration requirements. The issuance was to only the four shareholders of C Square:

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired:

The audited financial statements of C Square Educational Enterprises including balance sheets, related statements of income, changes in stockholders' equity, and cash flows for the fiscal years ended May 31, 2005 and 2004, and the independent auditor's report thereon, are attached hereto as Exhibit 99.3. The amended unaudited financial statements of C Square Educational Enterprises, including balance sheet and amended related statements of operations and cash flows for the three-month period ended June 30, 2005 are attached as Exhibit
99.4. The amended unaudited financial statements of C Square Educational Enterprises, including amended balance sheet and amended related statement of operations for the twelve-month period ended March 31, 2005 are attached as
Exhibit 99.5. This company merged with and into the Registrant on July 1, 2005.

      (b) Pro forma financial information:

The unaudited Pro Forma Combined Balance Sheet as of June 30, 2005, the amended unaudited Pro Forma Combined Statements of Operations for the three months ended June 30, 2005, and fiscal year ended March 31, 2005 are attached hereto as
Exhibit 99.2.

      (c) Exhibits:

Exhibit 23.1  --        Consent of Jerry W. Wangsness & Associates, Certified
                        Public Accountants.*

Exhibit 99.1  --        Stock Exchange Agreement dated July 1, 2005, among the
                        Company, C Square Educational Enterprises, Terry Myhre,
                        Roger Kuhl and two trusts established by Norman Winer. *

Exhibit 99.2 --         Amended Unaudited pro forma combined balance sheet as of
                        June 30, 2005 and the unaudited pro forma combined
                        statements of operations for the three-months ended June
                        30, 2005 and for the fiscal year ended March 31, 2005.

Exhibit 99.3  --        Audited balance sheets of C Square as of May 31, 2005
                        and 2004, and the related statements of income and
                        retained earnings, and cash flows for the fiscal years
                        ended May 31, 2005 and 2004.*

Exhibit 99.4 --         Amended Unaudited balance sheet of C Square as of June
                        30, 2005, the unaudited statements of operations and of
                        cash flows for the three month period ended June 30,
                        2005.

Exhibit 99.5  --        Amended Unaudited balance sheet of C Square as of March
                        31,2005 and unaudited statement of operations for the
                        twelve-months ended March 31, 2005. [GRAPHIC OMITTED]

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*Previously Filed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

                                              BROADVIEW MEDIA, INC.

                                              By /s/ H. Michael Blair
                                              ----------------------------------
                                              H. Michael Blair
                                              Chief Financial Officer